EX – 99.(a)(14)

ARTICLES SUPPLEMENTARY

OF

MERCANTILE FUNDS, INC.

MERCANTILE FUNDS, INC., a Maryland corporation having its principal office in the City of Baltimore, Maryland and registered as an open-end investment company under the Investment Company Act of 1940, as amended (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Corporation has classified Two Billion Five Hundred Million (2,500,000,000) of the Corporation’s authorized but unissued and unclassified shares of capital stock, of the par value of $.001 per share and an aggregate par value of Two Million Five Hundred Thousand Dollars ($2,500,000), pursuant to the following resolutions adopted at a regular meeting of the Board of Directors of the Corporation held on October 31, 2003:

RESOLVED, that pursuant to the authority expressly given to the Board of Directors in Article VI, Section 6.4 of the Company’s Articles of Incorporation, the Board hereby classifies Four Hundred Million (400,000,000) of the Company’s authorized but unissued and unclassified shares as Class R Common Stock (Institutional Shares), and One Hundred Million (100,000,000) of the Company’s authorized but unissued and unclassified shares as Class R – Special Series 1 Common Stock (Service Class Shares), with an aggregate par value of Five Hundred Thousand Dollars ($500,000); Four Hundred Million (400,000,000) of the Company’s authorized but unissued and unclassified shares as Class S Common Stock (Institutional Shares), and One Hundred Million (100,000,000) of the Company’s authorized but unissued and unclassified shares as Class S – Special Series 1 Common Stock (Service Class Shares), with an aggregate par value of Five Hundred Thousand Dollars ($500,000); Four Hundred Million (400,000,000) of the Company’s authorized but unissued and unclassified shares as Class T Common Stock (Institutional Shares), and One Hundred Million (100,000,000) of the Company’s authorized but unissued and unclassified shares as Class T – Special Series 1 Common Stock (Service Class Shares), with an aggregate par value of Five Hundred Thousand Dollars ($500,000); Four Hundred Million (400,000,000) of the Company’s authorized but unissued and unclassified shares as Class U Common Stock (Institutional Shares), and One Hundred Million (100,000,000) of the Company’s authorized but unissued and unclassified shares as Class U – Special Series 1 Common Stock (Service Class Shares), with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and Four Hundred Million (400,000,000) of the Company’s authorized but unissued and unclassified shares as Class V Common Stock (Institutional Shares), and One Hundred Million (100,000,000) of the Company’s authorized but unissued and unclassified shares as Class V – Special Series 1 Common Stock (Service Class Shares), with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

FURTHER RESOLVED, that the shares of Class R Common Stock and Class R – Special Series 1 shall represent interests in the Dow Jones 100 U.S. Portfolio Fund; the shares of Class S Common Stock and Class S – Special Series 1 shall represent interests in the Dow Jones 80 U.S. Portfolio Fund; the shares of Class T Common Stock and Class T – Special Series 1 shall represent interests in the Dow Jones 60 U.S. Portfolio Fund; the shares of the Class U Common Stock and Class U – Special Series 1 shall represent interests in the Dow Jones 40 U.S. Portfolio Fund; and the shares of Class V Common Stock and Class V – Special Series 1 shall represent interests in the Dow Jones 20 U.S. Portfolio Fund;

FURTHER RESOLVED, that each share of Class R and Class R – Special Series 1, Class S and Class S – Special Series 1, Class T and Class T – Special Series 1, Class U and Class U – Special Series 1, and Class V and Class V – Special Series 1 Common Stock shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set forth in the Corporation’s Articles of Incorporation and as set forth below:

1.	Assets Belonging to a Class. All consideration received by the Corporation for the issue and sale of shares of Class R and Class R – Special Series 1, Class S and Class S – Special Series 1, Class T and Class T – Special Series 1, Class U and Class U – Special Series 1, and Class V and Class V – Special Series 1 Common Stock, respectively, shall be invested and reinvested with the consideration received by the Corporation for the issue and sale of all other shares now or hereafter classified as shares of Class R, Class S, Class T, Class U, and Class V Common Stock, respectively (irrespective of whether said shares have been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification), together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange, or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of the Corporation allocated to Class R and Class R – Special Series 1, Class S and Class S – Special Series 1, and Class T and Class T – Special Series 1, Class U and Class U – Special Series 1, and Class V and Class V – Special Series 1 Common Stock, respectively, or such other shares by the Board of Directors in accordance with the Corporation’s Articles of Incorporation. All income, earnings, profits, and proceeds, including any proceeds derived from the sale, exchange or liquidation of such shares, and any assets derived from any reinvestment of such proceeds in whatever form shall be allocated among shares of Class R and Class R – Special Series 1, Class S and Class S – Special Series 1, Class T and Class T – Special Series 1, Class U and Class U – Special Series 1, and Class V and Class V – Special Series 1 Common Stock, respectively, and all other shares now or hereafter designated as Class R, Class S, Class T, Class U, or Class V Common Stock, respectively (irrespective of whether said shares have been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification) in proportion to their respective net asset values.

2.

Liabilities Belonging to a Class. All the liabilities (including expenses) of the Corporation in respect of shares of Class R and Class R – Special Series 1, Class S and Class S – Special Series 1, Class T and Class T – Special Series 1, Class U and Class U – Special Series 1, and Class V and Class V – Special Series 1 Common Stock, respectively, and all other shares now or hereafter designated as Class R, Class S, Class T, Class U, or Class V Common Stock, respectively (irrespective of whether said shares have been classified as part of a series of said Class and, if so classified as part of a series, irrespective of the particular series classification), and in respect of any general liabilities (including expenses) of the Corporation allocated to shares of Class R and Class R – Special Series 1, Class S and Class S – Special Series 1, Class T and Class T – Special Series 1, Class U and Class U - Special Series 1, and Class V and Class V – Special Series 1 Common Stock, respectively, or such other shares by the Board of

Directors in accordance with the Corporation’s Articles of Incorporation shall be allocated among shares of Class R and Class R – Special Series 1, Class S and Class S – Special Series 1, Class T and Class T – Special Series 1, Class U and Class U – Special Series 1, or Class V and Class V – Special Series 1 Common Stock, respectively, and such other shares, respectively (irrespective of whether said shares have been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification), in proportion to their respective net asset values:

a.	If the Board of Directors determines to enter into agreements which provide for services only for shares of Class R, Class R – Special Series 1, Class S, Class S – Special Series 1, Class T, Class T – Special Series 1, Class U, Class U – Special Series 1, Class V, or Class V – Special Series 1 Common Stock, respectively, and to allocate any related expenses to the extent that may be from time to time determined by the Board of Directors:

(1) only the shares of Class R, Class S, Class T, Class U, or Class V Common Stock, respectively, shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by the institutions exclusively for their customers who own of record or beneficially such shares, and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which, therefore, should be borne solely by shares of Class R, Class S, Class T, Class U, or Class V Common Stock, respectively;

(2) only the shares of Class R – Special Series 1, Class S – Special Series 1, Class T – Special Series 1, Class U – Special Series 1, or Class V – Special Series 1 Common Stock, respectively, shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of the Corporation which provide for services by institutions exclusively for their customers who own of record or beneficially such shares; and (ii) such other expenses and liabilities as the Board of Directors may from time to time determine are directly attributable to such shares and which, therefore, should be borne solely by shares of Class R – Special Series 1, Class S – Special Series 1, Class T – Special Series 1, Class U – Special Series 1, or Class V – Special Series 1 Common Stock, respectively;

(3) No shares of Class R, Class S, Class T, Class U, or Class V Common Stock, respectively, shall bear the expenses and liabilities described in subparagraph (2) above;

(4) No shares of Class R – Special Series 1, Class S – Special Series 1, Class T – Special Series 1, Class U – Special Series 1, or Class V – Special Series 1 Common Stock, respectively, shall bear the expenses and liabilities described in subparagraph (1) above.

3.

Preferences. Conversion and Other Rights, Voting Powers, Restrictions, Limitations as to Dividends, Qualifications, and Terms and Conditions of Redemption. Except as provided in these Articles Supplementary or as otherwise required by law, each share of Class R and Class R - Special Series 1, Class S and Class S Special Series 1, Class T and Class T

– Special Series 1, Class U and Class U – Special Series 1, and Class V and Class V – Special Series 1 Common Stock, respectively, shall have the preferences, conversion, and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption generally applicable to shares of Common Stock as set forth in the Articles of Incorporation and shall also have the same preferences, conversion, and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as each other share now or hereafter classified as a share of Class R, Class S, Class T, Class U, or Class V Common Stock, respectively (irrespective of whether said share has been classified as a part of a series of said Class and, if so classified as a part of a series, irrespective of the particular series classification) except that:

a.	(i) on any matter that pertains to the agreements or expenses and liabilities described under Section 2, clause a. (1) above (or to any plan or other document adopted by the Corporation relating to said agreements, expenses or liabilities) and that is submitted to a vote of stockholders of the Corporation, respectively, only the shares of Class R, Class S, Class T, Class U, or Class V Common Stock, respectively, (excluding the other shares classified as a series of such Class other than Class R, Class S, Class T, Class U, or Class V Common Stock, respectively) shall be entitled to vote, except that if said matter affects shares of capital stock in the Corporation other than shares of Class R, Class S, Class T, Class U, or Class V Common Stock, respectively, such other affected shares of capital stock in the Corporation shall also be entitled to vote, and in such case, shares of Class R, Class S, Class T, Class U or Class V Common Stock, respectively, shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if any matter submitted to a vote of stockholders does not affect the shares of Class R, Class S, Class T, Class U, or Class V Common Stock, respectively, such shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of the holders of shares of capital stock in the Corporation other than said shares of Class R, Class S, Class T, Class U, or Class V Common Stock, respectively;

b.

(i) on any matter that pertains to the agreements or expenses and liabilities described in Section 2, clause a. (2) above (or to any plan or other document adopted by the Corporation relating to said agreements, expenses or liabilities) and that is submitted to a vote of stockholders of the Corporation, only shares of Class R – Special Series 1, Class S – Special Series 1, Class T – Special Series 1, Class U – Special Series 1, or Class V – Special Series 1 Common Stock, respectively (excluding shares classified within such Class other than Class R – Special Series 1, Class S – Special Series 1, Class T – Special Series 1, Class U – Special Series 1, or Class V – Special Series 1 Common Stock, respectively) shall be entitled to vote, except that if said matter affects shares of capital stock of the Corporation other than shares of Class R – Special Series 1, Class S – Special Series 1, Class T – Special Series 1, Class U – Special Series 1, or Class V – Special Series 1 Common Stock, respectively, such other affected shares of capital stock of the Corporation shall also be entitled to vote, and in such case shares of Class R – Special Series 1, Class S – Special Series 1, Class T – Special Series 1, Class U – Special Series 1, and Class V – Special Series 1

Common Stock, respectively, shall be voted in the aggregate together with such other affected shares and not by class or series except where otherwise required by law or permitted by the Board of Directors of the Corporation; and (ii) if any matter submitted to a vote of shareholders does not affect shares of Class R – Special Series 1, Class S – Special Series 1, Class T – Special Series 1, Class U – Special Series 1, or Class V – Special Series 1 Common Stock, respectively, said shares shall not be entitled to vote (except where required by law or permitted by the Board of Directors) even though the matter is submitted to a vote of holders of shares of capital stock of the Corporation other than said shares of Class R – Special Series 1, Class S – Special Series 1, Class T – Special Series 1, Class U, Special Series 1, and Class V – Special Series 1 Common Stock, respectively;

c.	The Corporation shall, to the extent permitted by applicable law, have the right at any time (i) at its option, to redeem Class R – Special Series 1, Class S – Special Series 1, Class T – Special Series 1, Class U – Special Series 1 and Class V – Special Series 1 Common Stock shares owned by any holder thereof if the value of Class R – Special Series 1, Class S – Special Series 1, Class T – Special Series 1, Class U – Special Series 1 and Class V – Special Series 1 Common Stock shares in the account maintained by the Corporation or its transfer agent for such holder is less than One Thousand Dollar ($1,000) (or such larger or smaller amount as may be determined by the Board of Directors of the Corporation from time to time and reflected in its registration statement), provided, however, that each such holder shall be notified that the value of his or her account is less that One Thousand Dollars ($1,000) (or such other amount) and allowed at least thirty (30) days to make additional purchases of shares before such redemption is processed by the Corporation, and (ii) to charge a fee for the maintenance of any account described in clause (i) above, and at its option, to redeem any such shares of such holder in payment of any such fee.

d.	The Corporation shall, to the extent permitted by applicable law, have the right at any time (i) at its option, to redeem Class R, Class S, Class T, Class U and Class V shares owned by any holder thereof if the value of Class R, Class S, Class T, Class U and Class V shares in the account maintained by the Corporation or its transfer agent for such holder is less than Five Million Dollars ($5,000,000) (or such larger or smaller amount as may be determined by the Board of Directors of the Corporation from time to time and reflected in its registration statement), provided, however, that each such holder shall be notified that the value of his or her account is less that Five Million Dollars ($5,000,000) (or such other amount) and allowed at least thirty (30) days to make additional purchases of shares before such redemption is processed by the Corporation, and (ii) to charge a fee for the maintenance of any account described in clause (i) above, and at its option, to redeem any such shares of such holder in payment of any such fee.

SECOND: The shares of Common Stock of the Corporation classified pursuant to the resolutions set forth herein have been classified by the Corporation’s Board of Directors under the authority contained in the Corporation’s Articles of Incorporation. The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

THIRD: The total number of shares of capital stock which the Corporation is authorized to issue is Twenty Billion (20,000,000,000) shares (of the par value of One Mill ($.001) per share and of the aggregate par value of Twenty Million Dollars ($20,000,000)), and was heretofore classified as follows:

Classification	Number of Shares Authorized
Class A	1,200,000,000
Class A – Special Series 1	500,000,000
Class A – Special Series 2	500,000,000
Class A – Special Series 3	500,000,000
Class B	700,000,000
Class B – Special Series 1	500,000,000
Class B – Special Series 2	500,000,000
Class B – Special Series 3	500,000,000
Class C	600,000,000
Class C – Special Series 1	500,000,000
Class C – Special Series 2	500,000,000
Class C – Special Series 3	500,000,000
Class E	500,000,000
Class E – Special Series 1	100,000,000
Class E – Special Series 2	100,000,000
Class E – Special Series 3	100,000,000

Classification	Number of Shares Authorized
Class F	500,000,000
Class F – Special Series 1	100,000,000
Class F – Special Series 2	100,000,000
Class F – Special Series 3	100,000,000
Class G	400,000,000
Class G – Special Series 1	100,000,000
Class G – Special Series 2	100,000,000
Class G – Special Series 3	100,000,000
Class H	400,000,000
Class H – Special Series 1	100,000,000
Class H – Special Series 2	100,000,000
Class H – Special Series 3	100,000,000
Class J	400,000,000
Class J – Special Series 1	100,000,000
Class J – Special Series 2	100,000,000
Class J – Special Series 3	100,000,000
Class K	400,000,000
Class K – Special Series 1	100,000,000
Class K – Special Series 2	100,000,000
Class K – Special Series 3	100,000,000
Class L	400,000,000
Class L – Special Series 1	100,000,000
Class L – Special Series 2	100,000,000
Class L – Special Series 3	100,000,000
Class M	400,000,000
Class M – Special Series 1	100,000,000
Class M – Special Series 2	100,000,000
Class M – Special Series 3	100,000,000
Class N	400,000,000
Class N – Special Series 1	100,000,000
Class N – Special Series 2	100,000,000
Class N – Special Series 3	100,000,000
Class O	400,000,000
Class O – Special Series 1	100,000,000
Class O – Special Series 2	100,000,000
Class O – Special Series 3	100,000,000
Class P	400,000,000
Class P – Special Series 1	100,000,000
Class P – Special Series 2	100,000,000
Class P – Special Series 3	100,000,000
Class Q	400,000,000
Class Q – Special Series 1	100,000,000
Class Q – Special Series 2	100,000,000
Class Q – Special Series 3	100,000,000
Unclassified	4,400,000,000

FOURTH: The total number of shares of capital stock which the Corporation is authorized to issue is Twenty Billion (20,000,000,000) shares (of the par value of One Mill ($.001) per share and of the aggregate par value of Twenty Million Dollars ($20,000,000)), and is presently classified as follows:

Classification	Number of Shares Authorized
Class A	1,200,000,000
Class A – Special Series 1	500,000,000
Class A – Special Series 2	500,000,000
Class A – Special Series 3	500,000,000
Class B	700,000,000
Class B – Special Series 1	500,000,000
Class B – Special Series 2	500,000,000
Class B – Special Series 3	500,000,000
Class C	600,000,000
Class C – Special Series 1	500,000,000
Class C – Special Series 2	500,000,000
Class C – Special Series 3	500,000,000
Class E	500,000,000
Class E – Special Series 1	100,000,000
Class E – Special Series 2	100,000,000
Class E – Special Series 3	100,000,000
Class F	500,000,000
Class F – Special Series 1	100,000,000
Class F – Special Series 2	100,000,000
Class F – Special Series 3	100,000,000
Class G	400,000,000
Class G – Special Series 1	100,000,000
Class G – Special Series 2	100,000,000
Class G – Special Series 3	100,000,000
Class H	400,000,000
Class H – Special Series 1	100,000,000
Class H – Special Series 2	100,000,000
Class H – Special Series 3	100,000,000
Class J	400,000,000
Class J – Special Series 1	100,000,000
Class J – Special Series 2	100,000,000
Class J – Special Series 3	100,000,000
Class K	400,000,000
Class K – Special Series 1	100,000,000
Class K – Special Series 2	100,000,000
Class K – Special Series 3	100,000,000
Class L	400,000,000
Class L – Special Series 1	100,000,000
Class L – Special Series 2	100,000,000
Class L – Special Series 3	100,000,000

Classification	Number of Shares Authorized
Class M	400,000,000
Class M – Special Series 1	100,000,000
Class M – Special Series 2	100,000,000
Class M – Special Series 3	100,000,000
Class N	400,000,000
Class N – Special Series 1	100,000,000
Class N – Special Series 2	100,000,000
Class N – Special Series 3	100,000,000
Class O	400,000,000
Class O – Special Series 1	100,000,000
Class O – Special Series 2	100,000,000
Class O – Special Series 3	100,000,000
Class P	400,000,000
Class P – Special Series 1	100,000,000
Class P – Special Series 2	100,000,000
Class P – Special Series 3	100,000,000
Class Q	400,000,000
Class Q – Special Series 1	100,000,000
Class Q – Special Series 2	100,000,000
Class Q – Special Series 3	100,000,000
Class R	400,000,000
Class R – Special Series 1	100,000,000
Class S	400,000,000
Class S – Special Series 1	100,000,000
Class T	400,000,000
Class T – Special Series 1	100,000,000
Class U	400,000,000
Class U – Special Series 1	100,000,000
Class V	400,000,000
Class V – Special Series 1	100,000,000
Unclassified	1,900,000,000

IN WITNESS WHEREOF, MERCANTILE FUNDS, INC. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary as of this 13th day of January, 2004.

MERCANTILE FUNDS, INC.

By:	/s/ John J. Pileggi

John J. Pileggi President

Witness:

/s/ Jennifer E. Vollmer
Jennifer E. Vollmer
Secretary

CERTIFICATE

THE UNDERSIGNED, President of MERCANTILE FUNDS, INC., who executed on behalf of said Corporation the attached Articles Supplementary of said Corporation, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the attached Articles Supplementary to be the corporate act of said Corporation, and certifies that to the best of his knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all materials respects, under the penalties for perjury.

Dated: January 13, 2004	/s/ John J. Pileggi
John J. Pileggi
President